UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Oaktree Specialty Lending Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! OAKTREE SPECIALTY LENDING CORPORATION 2026 Annual MeetingVote by March 2, 2026 11:59 PM ET OAKTREE SPECIALTY LENDING CORPORATION333 SOUTH GRAND AVENUE, 28TH FLOORLOS ANGELES, CA 90071 V81959-P41945 You invested in OAKTREE SPECIALTY LENDING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on March 3, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requestingpriortoFebruary17,2026.If you would like to request a copy of the material(s) for this and/or future stockholdermeetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will nototherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* March 3, 2026 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time) Virtually at:www.virtualshareholdermeeting.com/OCSL2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect two directors of the Company, who will each serve until the Company’s 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualifies: Nominees: 1a. John Frank For1b. Bruce Zimmerman For 2. To ratify the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending September 30, 2026. For